UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2011

Eagle Materials Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12984	75-2520779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas		75219
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number including area code: (214) 432-2000

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Information responsive to Item 5.02(b):

In accordance with the director retirement policy of Eagle Materials Inc. (“Company”), Frank W. Maresh submitted a resignation letter on August 3, 2011. Mr. Maresh’s resignation as a director was effective upon the certification of the results of the election of directors at the Annual Meeting of Stockholders of the Company held on August 4, 2011.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on August 4, 2011. At the Annual Meeting, Laurence E. Hirsch, Michael R. Nicolais and Richard R. Stewart were elected to the Board of Directors by the holders of the Company’s Common Stock, par value $0.01 per share, to serve until the 2014 Annual Meeting of Stockholders. The Company’s stockholders also approved an advisory resolution regarding the compensation of the Company’s named executive officers, as well as the expected appointment by the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending March 31, 2012. With respect to the advisory vote regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers, the greatest number of votes were cast in favor of conducting future advisory votes on such compensation every one year. Voting results for the director nominees and the other proposals are summarized as follows:

Election of Class II Directors

	Number of Shares of Common Stock
Director Nominee	For	Withhold Authority	Broker Non- Votes
Laurence E. Hirsch	33,253,039	300,141	8,034,932
Michael R. Nicolais	32,896,900	656,280	8,034,932
Richard R. Stewart	32,995,396	557,784	8,034,932

F. William Barnett, Ed H. Bowman, Jr. and David W. Quinn continue to serve as directors with a term expiring in 2012. Robert L. Clarke and Steven R. Rowley continue to serve as directors with a term expiring in 2013.

Approval of an advisory resolution regarding the compensation of the Company’s named executive officers

Number of Shares of Common Stock
For	Against	Abstain	Broker Non- Votes
32,731,430	780,155	41,595	8,034,932

Recommendation, by advisory vote, regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers

Number of Shares of Common Stock
3 Years	2 Years	1 Year	Abstain
4,259,503	58,106	26,175,936	359,727

On August 4, 2011, after considering the results of the stockholder advisory vote and other factors, the Company’s Board of Directors determined that the Company will hold an annual advisory vote on the compensation of the Company’s named executive officers until the next required advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers or the Board of Directors otherwise determines that a different frequency for such advisory votes is appropriate.

Approval of Ernst & Young LLP as the Independent Auditors

Number of Shares of Common Stock
For	Against	Abstain	Broker Non- Votes
41,363,551	216,431	8,130	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ James H. Graass James H. Graass Executive Vice President, General Counsel and Secretary

Date: August 9, 2011